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                                     STATEMENT TO CERTIFICATEHOLDERS

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        Merrill Lynch Mortgage Investors, Inc.                       Current Collection Period:    28-Sep-96 to 27-Oct-96
        Home Equity Loan Asset Backed Certificates                   P & S Agreement Date:                      01-Sep-96
                      Class A Certificates, Series 1996-2
                      Class M Certificates, Series 1996-2            Original Settlement Date:                  27-Sep-96
                      Class B Certificates, Series 1996-2            Distribution Date:                         29-Nov-96

                      1 month LIBOR                                                                               5.37500%

                      Class A Pass-Through Rate (1 mo LIBOR + 14 bps)                                             5.51500%
                      Class M Pass-Through Rate (1 mo LIBOR + 28 bps)                                             5.65500%
                      Class B Pass-Through Rate (1 mo LIBOR + 25 bps)                                             5.62500%

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        Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.            Amount Allocable to Class A Principal                                                     23.704259
        ii.           Amount Allocable to Unpaid Class A Principal Shortfall                                     0.000000
        iii.          Remaining Unpaid Class A Principal Shortfall After Such Distribution                       0.000000

      2 i.            Amount Allocable to Class A Interest                                                       4.829321
        ii.           Amount Allocable to Class A Carryover Interest Shortfall                                   0.000000
        iii.          Amount Allocable to Unpaid Class A Interest Shortfall                                      0.000000
        iv.           Remaining Unpaid Class A Interest Shortfall After Such Distribution                        0.000000

      3 i.            Amount of Class A Principal Shortfall For Such Distribution Date                           0.000000
        ii.           Amount of Class A Interest Shortfall For Such Distribution Date                            0.000000

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        Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.            Amount Allocable to Class M Principal                                                      0.000000
        ii.           Amount Allocable to Unpaid Class M Principal Shortfall                                     0.000000
        iii.          Remaining Unpaid Class M Principal Shortfall After Such Distribution                       0.000000

      5 i.            Amount Allocable to Class M Interest                                                       5.026667
        ii.           Amount Allocable to Class M Carryover Interest Shortfall                                   0.000000
        iii.          Amount Allocable to Unpaid Class M Interest Shortfall                                      0.000000
        iv.           Remaining Unpaid Class M Interest Shortfall After Such Distribution                        0.000000

      6 i.            Amount of Class M Principal Shortfall For Such Distribution Date                           0.000000
        ii.           Amount of Class M Interest Shortfall For Such Distribution Date                            0.000000

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        Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.            Amount Allocable to Class B Principal                                                     62.651620
        ii.           Amount Allocable to Unpaid Class B Principal Shortfall                                     0.000000
        iii.          Remaining Unpaid Class B Principal Shortfall After Such Distribution                       0.000000

      8 i.            Amount Allocable to Class B Interest                                                       4.682540
        ii.           Amount Allocable to Class B Carryover Interest Shortfall                                   0.000000
        iii.          Amount Allocable to Unpaid Class B Interest Shortfall                                      0.000000
        iv.           Remaining Unpaid Class B Interest Shortfall After Such Distribution                        0.000000

      9 i.            Amount of Class B Principal Shortfall For Such Distribution Date                           0.000000
        ii.           Amount of Class B Interest Shortfall For Such Distribution Date                            0.000000

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     10               Ending Class A Principal Balance                                                     614,448,441.76
     11               Ending Class A Principal Factor                                                          96.1424689%

     12               Ending Class M Principal Balance                                                      41,291,000.00
     13               Ending Class M Principal Factor                                                         100.0000000%

     14               Ending Class B Principal Balance                                                      32,944,387.49
     15               Ending Class B Principal Factor                                                          87.3856432%

     16 i.            Ending Pool Number of Loans                                                                  12,593
        ii.           Ending Pool Balance                                                                  693,440,378.35

     17 i.            Number of Mortgage Loans 30 to 59 Days Delinquent                                               268
        ii.           Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent               17,366,498.24
        iii.          Number of Mortgage Loans 60 or More Days Delinquent                                              46
        iv.           Aggregate Principal Balances of Mortgage Loans 60 or More Days Delinquent              3,340,127.68
     18               Book Value of Real Estate Aquired Through Foreclosure or Grant of a Deed                       0.00

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